EXHIBIT 99.2

10 x 20: The Path to $10 Billion in Product Sales by 2020

Flemming Ornskov, MD, MPH CEO

James Bowling Interim CFO

The "SAFE HARBOR" Statement under the Private Securities Litigation Reform Act of 1995

Statements included in this announcement that are not historical facts are forward -looking statements. Forward -looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire's results could be materially adversely affected. The risks and uncertainties include, but are not limited to, that:* Shire's products may not be a commercial success;* revenues from
ADDERALL XR[R] are subject to generic erosion and revenues from INTUNIV[R] will become subject to generic competition starting in December 2014;* the failure to obtain and maintain reimbursement, or an adequate level of reimbursement, by third-party payors in a timely manner for Shire's products may impact future revenues, financial condition and results of operations;* Shire conducts its own manufacturing operations for certain of its Rare Diseases products and is reliant on third party contractors to manufacture other products and to provide goods and services. Some of Shire's products or ingredients are only available from a single approved source for manufacture. Any disruption to the supply chain for any of Shire's products may result in the Shire being unable to continue marketing or developing a product or may result in Shire being unable to do so on a commercially viable basis for some period of time.
* the development, approval and manufacturing of Shire's products is subject to extensive oversight by various regulatory agencies. Submission of an application for regulatory approval of any of our product candidates, such as our planned submission of a New Drug Application to the FDA for lifitegrast as a treatment for the signs and symptoms of dry eye disease in adults, may be delayed for any number of reasons and, once submitted, may be subjected to lengthy review and ultimately rejected. Any regulatory approvals or interventions associated with changes to manufacturing sites, ingredients or manufacturing processes could lead to significant delays, increase in operating costs, lost product sales, an interruption of research activities or the delay of new product launches;* the actions of certain customers could affect Shire's ability to sell or market products profitably. Fluctuations in buying or distribution patterns by such customers can adversely impact Shire's revenues, financial conditions or results of operations;* investigations or enforcement action by regulatory authorities or law enforcement agencies relating to
Shire's activities in the highly regulated markets in which it operates may result in the distraction of senior management, significant legal costs and the payment of substantial compensation or fines;* adverse outcomes in legal matters and other disputes, including Shire's ability to enforce and defend patents and other intellectual property rights required for its business, could have a material adverse effect on Shire's revenues, financial condition or results of operations;* Shire faces intense competition for highly qualified personnel from other companies, academic institutions, government entities and other organizations. Shire is undergoing a corporate reorganization and the consequent uncertainty could adversely impact Shire's ability to attract and/or retain the highly skilled personnel needed for Shire to meet its strategic objectives;* failure to achieve Shire's strategic objectives with respect to the acquisition of ViroPharma Incorporated may adversely affect Shire's financial condition and results of operations;

and other risks and uncertainties detailed from time to time in Shire's filings with the U.S. Securities and Exchange Commission, including its most recent
Annual Report on Form 10-K.

Basis of forecasts and targets

The Shire forecasts and targets included in this announcement and the presentation are derived from Shire's Long Range Plan for 2014 to 2020 (the
"LRP"), business papers produced to support the LRP and Shire papers subsequently produced as part of the business planning process. Shire produces a long range plan annually. The LRP was updated in September 2013 and was reviewed by the Board of Shire in October 2013. A revised LRP was developed to reflect the acquisition of ViroPharma, the disposal of DERMAGRAFT [R], the termination of the VYVANSE[R] Major Depressive Disorder program, 2013 full year reported financial results and other events in 2014. This revised LRP was reviewed by the Board of Shire most recently in June 2014.

The forecast product sales targets for 2016 and 2020 in this announcement and the presentation are consistent with the LRP for the period from 2014 to 2020, which is at constant exchange rates, and reflects net sales for each product and key line extensions currently identified as in Phase III, Phase II and those in (or soon to enter) Phase I included in the LRP as launching before the end of 2020.
The forecast product sales included in the LRP are risk-adjusted to reflect
Shire's assessment of the individual probability of launch of products in development, and the probability of success in further life cycle management trials. Estimates for these probabilities are based on industry wide data for relevant clinical trials in the pharmaceutical industry at a similar stage of development.

For each pharmaceutical product, there is a range of possible outcomes from clinical development, driven by a number of variables - including safety, efficacy and product labelling. In addition, if a product is approved, the effect of commercial factors including the patient population, the competitive environment, pricing and reimbursement is also uncertain. As a result, the actual net sales achieved by a product over its commercial life will be different, perhaps materially so, from the risk adjusted net sales figures in this announcement and the presentation and should be considered in this light.

Peak year sales referred to in this announcement and the presentation are Shire management's estimates of the highest annual net sales for the relevant product. These peak year sales estimates are not risk-adjusted, and are made using customary pharmaceutical industry forecasting methods. Some of these peak year sales occur in years later than 2020, but these estimates are consistent with the plans and projections of the LRP period.

Peak year sales may occur in different years for each product, depending on trial outcomes, launch dates, pricing assumptions and exclusivity periods, amongst other things. The aggregation of peak sales is the sum of peak year sales for each asset and not for one particular year. Peak year sales are net product sales at nominal values and are undiscounted.

2020 sales referred to in this announcement and the presentation for individual products are Shire management's estimates of the potential annual net sales for the relevant product. These estimates are not risk-adjusted, and are made using customary pharmaceutical industry forecasting methods.

10 x 20: We believe we can deliver substantially more value and build upon our leadership position in Rare Diseases

We are executing our plan

Shire has a history of double -digit growth and above-average returns

     New management dramatically transformed Shire over the last year

 This has led to a step change in growth, efficiency and innovation

We have the platform and team to further enhance these trends

     We expect to achieve $10 billion in product sales by 2020

  Potential upside to 10x20 from recent deals and future business development to drive long-term growth even before

additional M&A and in-licensing 1
Product sales; Percent CAGR

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1 Forecast growth includes Viropharma product sales (Viropharma was acquired by
Shire in January 2014). Further potential upside to this 10x20 target includes the Lumena acquisition, the recently announced Fibrotech transaction and future
M&A and licensing. Growth refers to compound annual product sales growth.

Shire has a history of generating double -digit growth and above-average shareholder returns

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Source: Company reports, S&P Capital IQ (McGraw Hill Financial) as of 19 June
2014
1 Product sales and Non-GAAP EBITDA are from continuing operations and exclude
DERMAGRAFT which is treated as a discontinued operation following divestment in
January 2014.
2 This is a Non-GAAP financial measure. The most directly comparable measure under U.S. GAAP is net income (2008: $156M; 2009: $492M; 2010: $588M; 2011:
$865M; 2012: $745M; 2013: $665M). See slide 37 for a list of items excluded from the U.S. GAAP equivalent used to calculate this measure.
3 Median of peers including Alexion, Amgen, Biogen, Celgene and Gilead.

New management has created a platform to deliver sustainable growth and superior patient outcomes

    10 x 20: Shire expects to achieve $10 billion in product sales by 2020 even before additional M&A and in-licensing

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We made tremendous progress in the past year and will build upon our leadership position in Rare Diseases

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1 Results exclude DERMAGRAFT which is treated as a discontinued operation following divestment in January 2014. On a total business basis in Q1 2013, including DERMAGRAFT, product sales growth was +1% and Non GAAP EBITDA margin was 34%. 2. Refers to Q1 2013 vs. Q1 2012. 3 As at 1 May 2014 4 Refers to Q1
2014 vs. Q1 2013 5 As at 2 May 2013 6 This is a Non-GAAP financial measure. The most directly comparable measure under U.S. GAAP is net income (Q1 2014: $230M or 18% of product sales; Q1 2013: $65M or 6% of product sales). See slide 37 for a list of items excluded from the U.S. GAAP equivalent used to calculate this measure. 7 Total shareholder return, including reinvestment of dividends, from 2 May 2013 to 19 June 2014

We have accelerated our top-line growth

Management actions

Improved Rare Diseases competitive performance

Sharpened Neuroscience customer focus

Achieved #1 position in 5-ASA market 2

Added ViroPharma, including Cinryze in Rare Diseases

1Q 2014 Product sales growth 1

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1 Product sales are from continuing operations, and exclude DERMAGRAFT which is treated as a discontinued operation following divestment in January 2014.
2 IMS NPA Weekly Date Reports for week ending 7 February 2014.

We simplified our structure

Organizational transition

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Core components

        4x commercially focused business units

    1x integrated R&D organization

 1x international infrastructure with presence in 50+ countries

Streamlined supporting functions

Increased operating leverage

which has led to a step change in efficiency

Efficiency program

Integrated R&D under a single leadership team

Created a single, consolidated international structure

  Streamlined other corporate functions

Halted programs that did not fit strategic or commercial criteria

Divested DERMAGRAFT

Significant increase in EBITDA margin 1,2

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1 Results exclude DERMAGRAFT which is treated as a discontinued operation following divestment in January 2014.
2 These are Non-GAAP financial measures. The most comparable measures under
U.S. GAAP are cost of product sales as a percentage of product sales (1Q 2014:
18%; 1Q 2013: 13%), R&D as a percentage of product sales (1Q 2014: 28%; 1Q
2013: 20%) and SG&A as a percentage of product sales (1Q 2014: 33%; 1Q 2013:
36%). See slide 37 for a list of items excluded from the U.S. GAAP equivalents used to calculate the measures.
3 Excluding royalties and other revenues. 6 This is a Non-GAAP financial measure. The most directly comparable measure under U.S. GAAP is net income (Q1
2014: $230M or 18% of product sales; Q1 2013: $65M or 6% of product sales). See slide 37 for a list of items excluded from the U.S. GAAP equivalent used to calculate this measure

We materially improved our existing pipeline…

SHP465 ADHD	▪ Resubmitted SHP465 for **high-growth ADHD adult segment** ▪ Expect to **launch in 1H15**
LDX[1] BED	▪ Positive Phase 3 results ▪ **APA presentation** in May; **plan to file NDA in 3Q14; expect to launch in 2H15** ▪ **Currently no approved Binge Eating Disorder treatments**
SHP609 Hunter CNS / **SHP610** Sanfilippo A	▪ **Progressed** our intrathecal programs to **treat CNS manifestations of Hunter and Sanfilippo A** (Phase 2)
Rare Diseases Platform	▪ **Reinforced Rare Diseases leadership** through internal research and partnerships while **extending this model to new indications and TAs**
Rationalization	▪ **Halted programs** that did **not fit strategic or commercial criteria**

1 Lisdexamfetamine dimesylate, active ingredient in VYVANSE/ELVANSE.

11

and since March 2013 acquired products with
significant peak sales potential

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[] Acquired Lifitegrast in 2Q13
[] 1(st) product to show efficacy for signs and symptoms of Dry Eye Disease []
Plan to file NDA in 1Q15 [] Low volume IV and SC programs for HAE prophylaxis
(Phase 1) plus new uses [] Acquired Premacure in 1Q13 [] Novel protein replacement therapy to prevent retinopathy of prematurity (Phase 2) [] Two hepatic assets for our existing GI franchise
[] LUM001 for 4 indications in rare liver diseases (Phase 2) [] LUM002 for NASH
(Completed Phase 1) [] Acquired as part of ViroPharma
[] Treatment of cytomegalovirus infection in transplant patients
(Phase 2)

[] Adds(1) an anti-fibrotic agent for rare and renal diseases (Phase 1) as well as Fibrotech's library of novel molecules

1 The Fibrotech acquisition has yet to close

These initiatives have already had a significant impact on shareholder value

Immediate impact

Enhanced pipeline

Accelerated growth

Increased efficiency

Focused M&A and licensing

Increasing shareholder value

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1 Sourced from Company reports, S&P Capital IQ (McGraw Hill Financial), 19 June
2014 2 Median of Alexion, Amgen, Biogen, Celgene and Gilead.

$10B in product sales by 2020 will come from across our existing In-line and pipeline products

In-Line and Pipeline Assets across BUs

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will drive sustainable long-term growth 1

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1 The percentages derive from the projected product sales for each business unit as set out in the LRP and have been rounded to the nearest 5%. Forecast growth includes Viropharma product sales (Viropharma was acquired by Shire in
January 2014). Further potential upside to this 10x20 target includes the
Lumena acquisition, the recently announced Fibrotech transaction and future M&A and licensing.

Lifitegrast has blockbuster potential as the 1(st) product to treat the signs and symptoms of Dry Eye Disease

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1 This represents Shire management's estimate of the potential annual net sales for the product in 2020. This estimate is not risk-adjusted and is made using customary pharmaceutical industry forecasting methods.

SHP607 (Premiplex) has the potential to be a 1(st)-in-class treatment for one of the most common causes of childhood vision loss

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1 This represents Shire management's estimate of the potential annual net sales for the product in 2020. This estimate is not risk-adjusted and is made using customary pharmaceutical industry forecasting methods.

SHP465 has the potential to address unmet need in the fast growing adult ADHD segment through additional duration

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1 This represents Shire management's estimate of the potential annual net sales for the product in 2020. This estimate is not risk-adjusted and is made using customary pharmaceutical industry forecasting methods.

Binge Eating Disorder (BED) -- LDX would represent the first approved treatment option for this condition

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1 This represents Shire management's estimate of the potential annual net sales for the product in 2020. This estimate is not risk-adjusted and is made using customary pharmaceutical industry forecasting methods.

Intrathecal programs offer novel treatments to address the CNS manifestations of pediatric lysosomal storage diseases

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1 This represents Shire management's estimate of the potential annual net sales for the product in 2020. This estimate is not risk-adjusted and is made using customary pharmaceutical industry forecasting methods.

Lumena adds further peak sales potential of greater than $3B which has not yet been factored into the LRP(1)

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1 Peak year sales are Shire management's estimates of the highest annual net sales for the relevant product. These peak year sales estimates are not risk-adjusted, and are made using customary pharmaceutical industry forecasting methods. The peak year sales for LUM001 and LUM002 occur in years later than
2020, but these estimates are consistent with the plans and projections of the
LRP period.

We aspire to be a world leading biotech

Characteristics of leading biotechs Strong growth Highly profitable

Leadership in specific Therapeutic Areas

Innovative pipelines sourced internally and externally

        Shareholder returns in excess of the broader market

Illustrative peer group(1)

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1 Not all of the illustrative peers possess each of these characteristics

We have assembled a high-performing and cohesive management team[]

Recent additions and internal advancements

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with a record of accomplishment

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We are building a leading biotech growth profile

Future actions

Continue to optimize our existing in-line assets

Progress and commercialize our existing pipeline

Continue to add assets in our core and adjacent TAs

Enhance research platforms to drive long-term growth

Leading Biotechs: 2013 YOY Growth

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1 Sourced from FY2013 earnings releases

We intend to drive further efficiencies, to give us flexibility to increase margins or reinvest in growth

Future opportunities

Operating leverage from a lean and profitable commercial infrastructure

Continue to optimize tax base with appropriate planning

  Ensuring an efficient long-term site footprint

        Benefits of scale and Therapeutic Area leadership

Leading biotech profitability 1,2

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1 Sourced from 2013 Annual Reports, Earning Releases and may be prepared and present on the basis of different assumptions and accounting practices.
2 Margins presented as a percent of net product sales
3 Adjusted for revenue from royalties, collaborative agreements, and unconsolidated joint business, and non-GAAP company adjustments as per earnings release statements 4 Biogen Idec has substantial royalty revenues which equates to ~44% adjusted EBITDA margin as a percent of revenue 5 This is a Non-GAAP financial measure. The most directly comparable measure under U.S. GAAP is net income (Q1 2014: $230M or 18% of product sales; FY 2013: $665M or 14% of product sales). See slide 37 for a list of items excluded from the U.S.GAAP equivalent used to calculate this measure.

We have built leading positions in commercially attractive therapeutic areas[]

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1 Seeking Alpha "Dyax And ViroPharma: An Overview Of HAE Space", 18 Sep 2012 2
Lisdexamfetamine dimesylate, active ingredient in VYVANSE / ELVANSE.
3 IMS NPA Weekly Date Reports for week ending 7 February 2014 and Attributable
Ranking Study, 2013

and are building positions in adjacent therapeutic areas

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1 Evaluate Pharma "Long Term Outlook: Ocular Antineovascularisation Products
and Sensory Organ Category Sales", 18 June 2014 2 Evaluate Pharma "Long Term
Outlook: Blood & blood forming malignancies", 18 June 2014

We now have an enhanced, innovative pipeline with peak sales potential of greater than $7 billion(1)

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1 greater than $7B peak sales potential includes products that have completed Phase 1, including those programs acquired with the Lumena acquisition, but excludes lifecycle management programs.
2 SHP611 is currently in a Phase 1/2 clinical trial. 3 Subcutaneous formulation.
4 The Fibrotech acquisition has yet to close
5 Lisdexamfetamine dimesylate, active ingredient in VYVANSE/ELVANSE. 6 SHP602 on clinical hold.
7 SHP610 has completed its Phase 1/2 clinical trial and preparation is underway for a Phase 2b trial.
8 Alagille syndrome (ALGS), Progressive Familial Intrahepatic Cholestasis
(PFIC), Primary Biliary Cirrhosis (PBC), and Primary Sclerosing Cholangitis
(PSC)

We are reinforcing Rare Diseases leadership through internal research and partnerships []

Rare diseases -focused research

       90%+ of pre-clinical effort targets rare / orphan indications

Existing platforms in enzyme and protein replacement

             Building new platforms in intrathecal administration and mRNA

Refine project selection expertise to identify external opportunities

Sample external collaborations

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while actively extending our Rare Diseases model to new indications and therapeutic areas

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1 SHP610 has completed its Phase 1/2 clinical trial and preparation is underway for a Phase 2b trial. 2 Lisdexamfetamine dimesylate, active ingredient in
VYVANSE/ELVANSE.
3 Alagille syndrome (ALGS), Progressive Familial Intrahepatic Cholestasis
(PFIC), Primary Biliary Cirrhosis (PBC), and Primary Sclerosing Cholangitis
(PSC)

We have a focused business development strategy to acquire assets in our core and adjacent TAs

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We have the capabilities and scale to quickly integrate and pay down substantial acquisitions

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1 Rolling 12 months cash generation and free cash flow, for the 12 months to 31
March 2014.
2 Cash generation and free cash flow are Non-GAAP financial measures. The most comparable measure under U.S. GAAP is net cash provided by operating activities, which for the 12 months to 31 March 2014 was $1,549M. See slide 37 for a list of items excluded from the U.S. GAAP equivalents used to calculate these measures.

Our innovative "One Path" program enables us to identify, support and manage
Rare Disease patients

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and helps us to address significant unmet needs

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10 x 20: We expect to deliver double -digit growth and $10 billion in product sales from our current portfolio by 2020

Executing our strategy []

Commercial excellence

Operational efficiency

Leading positions in attractive Therapeutic Areas (TAs)

  Innovative pipeline with greater than $7 billion in peak sales potential 2

 Focused business development to expand core and adjacent TAs

          Simple structure and high-performing management

   to drive long-term growth even before additional M&A and in-licensing 1

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1 Forecast growth includes ViroPharma product sales (ViroPharma was acquired by
Shire in January 2014) but is stated before additional M&A and before the impact of the recently closed Lumena transaction and the recently announced
Fibrotech transaction. Growth refers to compound annual product sales growth.
2 greater than $7B peak sales potential includes products that have completed Phase 1, including those programs acquired with the Lumena acquisition, but excludes lifecycle management programs

Appendix

Non-GAAP measures

* This presentation contains financial measures not prepared in accordance with
U.S. GAAP.
* These Non-GAAP financial measures are used by Shire's management to make operating decisions because they facilitate internal comparisons of the
Company's performance to historical results and to competitors' results. They should not be considered in isolation from, as substitutes for, or superior to financial measures prepared in accordance with U.S. GAAP.
* The following items are excluded from these Non-GAAP financial measures:
* Amortization and asset impairments:
* Intangible asset amortization and impairment charges; and* Other than temporary impairment of investments.
* Acquisitions and integration activities:
* Upfront payments and milestones in respect of in-licensed and acquired products;
* Costs associated with acquisitions, including transaction costs, and fair value adjustments on contingent consideration and acquired inventory;* Costs associated with the integration of companies; and* Non-controlling interest in consolidated variable interest entities.
* Divestments, re-organizations and discontinued operations:
* Gains and losses on the sale of non-core assets;
* Costs associated with restructuring and re-organization activities;*
Termination costs; and* Income / (losses) from discontinued operations.
* Legal and litigation costs:
* Net legal costs related to the settlement of litigation, government investigations and other disputes (excluding internal legal team costs).
* Cash generation represents net cash provided by operating activities, excluding up-front and milestone payments for in-licensed and acquired products, tax and interest payments.
* Free cash flow represents net cash provided by operating activities, excluding up-front and milestone payments for in-licensed and acquired products, but including capital expenditure in the ordinary course of business.
* A reconciliation of these Non GAAP financial measures to the most directly comparable measure under U.S.
GAAP can be found within the Investor's section on Shire's website at www.shire.com

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